Exhibit 21.1

SEACOR MARINE HOLDINGS INC.

SUBSIDIARIES

AS OF DECEMBER 31, 2018

Jurisdiction
of Incorporation/Formation
Aaron S McCall LLC	Delaware
Alya McCall LLC	Delaware
Boston Putford Offshore Safety Limited	England and Wales
C-Lift LLC	Delaware
Compania Empresarial Del Mar Y Navegacion S.A. de C.V.	Mexico
CTV Crewing Services Ltd	England and Wales
Cypress Ckor LLC	Marshall Islands
Derby Offshore Supply Pty Ltd	Australia
Falcon Diamond LLC	Marshall Islands
Falcon Global Holdings LLC	Delaware
Falcon Global International LLC	Marshall Islands
Falcon Global Jill LLC	Delaware
Falcon Global LLC	Delaware
Falcon Global Offshore LLC	Delaware
Falcon Global Offshore II LLC	Delaware
Falcon Global Robert LLC	Delaware
Falcon Global USA LLC	Delaware
Falcon Pearl LLC	Marshall Islands
Graham Offshore LLC	Delaware
Infraestructura Del Mar, S. de R.L. de C.V.	Mexico
Liam J McCall LLC	Delaware
Maranta S.A.	Argentina
McCall’s Boat Rentals LLC	Delaware
Michael G McCall LLC	Delaware
Montco Global, LLC	Marshall Islands
Putford Achiever Limited	England and Wales
Putford Defender Limited	England and Wales
Putford Jaguar Limited	England and Wales
Putford Phoenix Limited	England and Wales
Putford Pride Limited	England and Wales
Putford Saviour Limited	England and Wales
SAN Offshore Marine Inc.	Delaware
Sea Mar Offshore LLC	Delaware
Seabulk Angola Holdings, Inc.	Marshall Islands
Seabulk Command, Inc.	Marshall Islands
Seabulk Congo, Inc.	Liberia
Seabulk E. G. Holdings, Inc.	Marshall Islands
Seabulk Eagle II, Inc.	Marshall Islands
Seabulk Freedom, Inc.	Marshall Islands
Seabulk Ghana Holdings Inc.	Marshall Islands
Seabulk Global Carriers, Inc.	Marshall Islands
Seabulk Marine International Inc.	Delaware
Seabulk Offshore Dubai, Inc.	Florida
Seabulk Offshore Equatorial Guinea, S.L.	Equatorial Guinea

Seabulk Offshore Holdings, Inc.	Marshall Islands
Seabulk Offshore International FZE	United Arab Emirates
Seabulk Offshore LLC	Delaware
Seabulk Offshore Operators, Inc.	Florida
Seabulk Offshore Venture Holdings Inc.	Marshall Islands
Seabulk Offshore Vessel Holdings Inc.	Marshall Islands
Seabulk Operators, Inc.	Florida
Seabulk Overseas Transport, Inc.	Marshall Islands
Seabulk South Atlantic LLC	Delaware
Seabulk Tims I, Inc.	Marshall Islands
Seabulk Transmarine II, Inc.	Florida
SEA-CAT CREWZER LLC	Marshall Islands
SEA-CAT CREWZER II LLC	Marshall Islands
SEA-CAT CREWZER III LLC	Marshall Islands
SEACOR 88 LLC	Marshall Islands
SEACOR 888 LLC	Marshall Islands
SEACOR Acadian Companies Inc.	Delaware
SEACOR Acadian Marine LLC	Delaware
SEACOR Alps LLC	Marshall Islands
SEACOR Andes LLC	Marshall Islands
SEACOR Atlas LLC	Marshall Islands
SEACOR Capital (Singapore) Pte. Ltd.	Singapore
SEACOR Capital (UK) Limited	England
SEACOR Doha Holdings LLC	Marshall Islands
SEACOR Eagle LLC	Delaware
SEACOR Flex AS	Norway
SEACOR Ghana Holdings Inc.	Marshall Islands
SEACOR (GP) KS	Norway
SEACOR Hawk LLC	Delaware
SEACOR International Chartering Inc.	Delaware
SEACOR LB Holdings LLC	Delaware
SEACOR LB Offshore LLC	Delaware
SEACOR LB Offshore (MI) LLC	Marshall Islands
SEACOR LB Realty LLC	Delaware
SEACOR Liftboats LLC	Delaware
SEACOR Marine Alpine LLC	Marshall Islands
SEACOR Marine Asia Holdings Inc.	Marshall Islands
SEACOR Marine (Asia) Pte. Ltd.	Singapore
SEACOR Marine Australia Pty Ltd	Australia
SEACOR Marine AZ LLC	Azerbaijan
SEACOR Marine (Bahamas) Inc.	Marshall Islands
SEACOR Marine Capital Inc.	Delaware
SEACOR Marine (Cyprus) Ltd.	Cyprus
SEACOR Marine Foreign Holdings Inc.	Marshall Islands
SEACOR Marine Guernsey Ltd.	Guernsey
SEACOR Marine Holdings Inc.	Delaware
SEACOR Marine (International) Limited	England and Wales
SEACOR Marine International LLC	Delaware
SEACOR Marine International 2 LLC	Delaware
SEACOR Marine International Holdings LLC	Marshall Islands
SEACOR Marine LLC	Delaware

SEACOR Marine (Malta) Limited	Malta
SEACOR Marine (Nigeria) L.L.C.	Louisiana
SEACOR Marine Payroll Management LLC	Delaware
SEACOR Marine Property Limited	United Arab Emirates
SEACOR Ocean Boats Inc.	Delaware
SEACOR Offshore Abu Dhabi, Inc.	Florida
SEACOR Offshore Asia LLC	Marshall Islands
SEACOR Offshore do Brasil Ltda.	Brazil
SEACOR Offshore Dubai (L.L.C.)	United Arab Emirates
SEACOR Offshore Eight LLC	Marshall Islands
SEACOR Offshore International Inc.	Florida
SEACOR Offshore LLC	Delaware
SEACOR Offshore (Marshall Islands) Ltd.	Marshall Islands
SEACOR Offshore Safety Limited	England and Wales
SEACOR Offshore Services Inc.	Delaware
SEACOR Offshore Vessel Holdings LLC	Delaware
SEACOR OSV Investments LLC	Delaware
SEACOR OSV Partners GP LLC	Delaware
SEACOR-SMIT Offshore (International) Ltd.	Marshall Islands
SEACOR Supplyships 1 AS	Norway
SEACOR Worldwide (AZ) Inc.	Delaware
SEACOR Worldwide (Ghana) LLC	Delaware
SEACOR Worldwide Inc.	Delaware
South Sea Serviços Marítimos Ltda.	Brazil
Southern Crewing Services Limited	England and Wales
Stirling Offshore Limited	Scotland
Stirling Shipping Company Limited	Scotland
Stirling Shipping Holdings Limited	Scotland
VEESEA Holdings Inc.	Delaware
VENSEA Marine, S.R.L.	Venezuela
Windcat Workboats B.V.	The Netherlands
Windcat Workboats Holdings Ltd	England and Wales
Windcat Workboats International Limited	Guernsey
Windcat Workboats Limited	England and Wales
Windcat Workboats (MI) LLC	Marshall Islands
Windcat Workboats (Scotland) Limited	Scotland
Windcat Workboats (Wales) CYF	England and Wales
Windcat Workboats LLC	Delaware
Windgrip Limited	England and Wales
Yarnell Offshore (MI) Ltd.	Marshall Islands